UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

Orchard Supply Hardware Stores Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11679	95-4214109
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

6450 Via Del Oro San Jose, CA	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 281-3500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Orchard Supply Hardware Stores Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Termination of Employment of Named Executive Officer

On January 23, 2012, the employment of Thomas J. Carey, Senior Vice President and Chief Marketing Officer, and one of our named executive officers in fiscal 2010, terminated. Mr. Carey’s position will not be replaced and his responsibilities will primarily be assumed by Steven L. Mahurin, Executive Vice President and Chief Merchandising Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2012	ORCHARD SUPPLY HARDWARE STORES CORPORATION

	By:	/s/ Michael W. Fox
Michael W. Fox Senior Vice President, General Counsel and Secretary